Stockholders' Equity	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Stockholders' Equity
Stockholder's Equity
Initial Public Offering

On March 25, 2014, the Company completed its IPO of 7,761 shares of common stock at $13.00 per share. The total shares sold in the IPO included 1,511 shares sold by selling stockholders. After deducting the payment of underwriters' discounts and commissions and offering costs, the net proceeds to the Company from the sale of shares in the offering were approximately $72.6 million.

Underwriter's Exercise Of Option to Purchase Additional Shares

On April 2, 2014, pursuant to the terms of the Company's IPO, which occurred on March 25, 2014, the underwriters exercised their option to purchase an additional 1,164 shares to cover over-allotments. After deducting the payment of underwriters' discounts and commissions and offering costs, the Company received net proceeds from the sale of shares totaling approximately $13.7 million.

Conversion of Redeemable Common and Preferred Stock

Immediately prior to the closing of the IPO, which occurred on March 25, 2014, each share of the Company's outstanding preferred, junior preferred and redeemable common stock was converted into one share of undesignated common stock. The following table presents the conversion of all classes of stock on March 25, 2014:

	Prior to Conversion	Subsequent to Conversion
Convertible preferred stock
Series A	7,908	—
Series B	1,818	—
Series C	2,605	—
Redeemable common stock	3,829	—
Junior preferred stock	1,251	—
Undesignated common stock	—	17,412